Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA BlackRock VCP Global Multi Asset Portfolio

(the “Portfolio”)

Supplement dated January 11, 2019 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2018, as amended May 14, 2018

Effective on February 1, 2019, the following change is made to the Summary Prospectus and Prospectus:

The fifth paragraph of the subsections titled “Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The subadviser selects equity investments for the Portfolio based on a number of considerations. First, the subadviser may select equity securities based on their exposures to macroeconomic dimensions, such as countries and industries. Second, the subadviser may position the Portfolio’s equity security allocations to be aligned with certain style factors, such as size, quality, value and momentum. Third, the subadviser may also evaluate the attractiveness of equity securities based on individual company characteristics using a proprietary quantitative model. The model systematically tracks and ranks the characteristics of issuers across developed markets and is designed to select equity securities based on an analysis of a wide range of dimensions, including fundamentals, sentiment and thematic insights. The subadviser will assess each equity investment’s changing characteristics relative to its contribution to portfolio risk and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. In selecting fixed income investments, the subadviser evaluates sectors of the bond market and may shift the Portfolio’s assets among the various sectors based upon changing market conditions.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-VGM1